Property, plant and equipment	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
Disclosure of property, plant and equipment [text block]

10 Property, plant and equipment

(in USD million)	Machinery, equipment and transportation equipment	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Right of use assets4)	Total

Cost at 31 December 2019	2,818	179,063	8,920	909	10,371	5,339	207,422
Additions and transfers	68	6,849	110	27	2,417	968	10,438
Disposals at cost	(28)	(243)	(7)	(0)	(5)	(13)	(295)
Assets reclassified to held for sale	(66)	(9,095)	0	(15)	(159)	0	(9,335)
Foreign currency translation effects	13	3,781	214	7	429	75	4,520

Cost at 31 December 2020	2,806	180,355	9,238	929	13,053	6,370	212,751

Accumulated depreciation and impairment losses at 31 December 2019	(2,395)	(125,327)	(7,051)	(475)	(892)	(1,329)	(137,469)
Depreciation	(102)	(8,240)	(248)	(23)	0	(874)	(9,488)
Impairment losses	(201)	(4,667)	(516)	(36)	(445)	(25)	(5,889)
Reversal of impairment losses	0	218	0	0	0	0	218
Transfers	18	(68)	(1)	(0)	41	0	(10)
Accumulated depreciation and impairment on disposed assets	27	231	7	0	1	11	278
Accumulated depreciation and impairment assets classified as held for sale	65	8,373	0	12	75	0	8,525
Foreign currency translation effects	(9)	(2,947)	(196)	(3)	(56)	(35)	(3,244)

Accumulated depreciation and impairment losses at 31 December 2020	(2,596)	(132,427)	(8,005)	(524)	(1,275)	(2,251)	(147,079)

Carrying amount at 31 December 2020	209	47,928	1,232	405	11,778	4,119	65,672

Estimated useful lives (years)	3 - 20	UoP1)	15 - 20	20 - 332)		1 - 193)

(in USD million)	Machinery, equipment and transportation equipment	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Right of use assets4)	Total

Cost at 31 December 2018	3,596	166,766	8,660	932	14,961	0	194,916
Implementation of IFRS 16 Leases	(813)	(184)	0	0	0	4,989	3,992
Cost at 1 January 2019	2,783	166,582	8,660	932	14,961	4,989	198,908
Additions through business combinations	1	1,706	5	0	381	0	2,093
Additions and transfers	44	16,023	300	(16)	(4,448)	426	12,330
Disposals at cost	(7)	(4,911)	(0)	(7)	(59)	(35)	(5,020)
Effect of changes in foreign exchange	(2)	(337)	(44)	(0)	(464)	(41)	(888)

Cost at 31 December 2019	2,818	179,063	8,920	909	10,371	5,339	207,422

Accumulated depreciation and impairment losses at 31 December 2018	(2,802)	(119,589)	(6,613)	(465)	(185)	0	(129,654)
Implementation of IFRS 16 Leases	511	106	0	0	0	(617)	0
Accumulated depreciation and impairment losses at 1 January 2019	(2,291)	(119,483)	(6,613)	(465)	(185)	(617)	(129,654)
Depreciation	(120)	(8,555)	(298)	(25)	0	(752)	(9,750)
Impairment losses	(6)	(2,430)	(178)	(3)	(707)	(26)	(3,350)
Reversal of impairment losses	0	120	0	0	0	0	120
Transfers	13	(134)	(0)	13	26	42	(40)
Accumulated depreciation and impairment on disposed assets	7	4,540	0	5	0	24	4,576
Effect of changes in foreign exchange	1	616	38	(0)	(26)	(1)	628

Accumulated depreciation and impairment losses at 31 December 2019	(2,395)	(125,327)	(7,051)	(475)	(892)	(1,329)	(137,469)

Carrying amount at 31 December 2019	423	53,736	1,870	434	9,479	4,011	69,953

Estimated useful lives (years)	3 - 20	UoP1)	15 - 20	20 - 332)		1 - 193)

1)Depreciation according to unit of production method (UoP), see note 2 Significant accounting policies.

2)Land is not depreciated.

3)Depreciation linearly over contract period.

4)See note 22 Leases.

The carrying amount of assets transferred to Property, plant and equipment from Intangible assets in 2020 and 2019 amounted to USD 89 million and USD 213 million, respectively.

For assets reclassified to held for sale, see note 4 Acquisitions and disposals.

Net impairments/(reversal) of impairments

Full year	Property, plant and equipment			Intangible assets3)			Total
(in USD million)	2020	2019	2018	2020	2019	2018	2020	2019	2018

Producing and development assets1)	5,671	3,230	(604)	680	608	237	6,351	3,838	(367)
Goodwill1)				42	164	0	42	164	0
Other intangible assets1)				8	41	0	8	41	0
Acquisition costs related to oil and gas prospects2)				657	49	52	657	49	52

Total net impairment loss/(reversal) recognised	5,671	3,230	(604)	1,386	863	289	7,057	4,093	(315)

1)Producing and development assets, refining and manufacturing plants, goodwill and other intangible assets are subject to impairment assessment under IAS 36. The total net impairment losses recognised under IAS 36 in 2020 amount to USD 6,401 million, compared to 2019 when the net impairment amounted to USD 4,043 million, including impairment of acquisition costs - oil and gas prospects (intangible assets).

2)Acquisition costs related to exploration activities, subject to impairment assessment under the successful efforts method (IFRS 6).

3)See note 11 Intangible assets.

For impairment purposes, the asset's carrying amount is compared to its recoverable amount. The recoverable amount is the higher of fair value less cost of disposal (FVLCOD) and estimated value in use (VIU).

The base discount rate for VIU calculations is 5.0% (2019: 6%) real after tax. The discount rate is derived from Equinor's weighted average cost of capital. For projects, mainly within the NES segment, in periods with fixed low risk income a lower discount rate will be considered. A derived pre-tax discount is in the range of 8-15% for E&P Norway, 5-10% for E&P International, 6-7% for E&P USA and 6-11% for MMP depending on asset specific characteristics, such as specific tax treatments, cash flow profiles and economic life. See note 2 Significant accounting policies to the Consolidated financial statements for further information regarding impairment on property, plant and equipment.

The table below describes per area the assets being impaired/(reversed) and the valuation method used to determine the recoverable amount; the net impairment/(reversal), and the carrying amount after impairment.

		At 31 December 2020		At 31 December 2019
(in USD million)	Valuation method	Carrying amount after impairment	Net impairment loss/ (reversal)	Carrying amount after impairment	Net impairment loss/ (reversal)

Exploration & Production Norway	VIU	7,042	1,219	4,406	1,119
Exploration & Production USA - onshore1)	VIU	4,676	(19)	7,509	1,631
	FVLCOD	1,122	2,331	0	610
Exploration & Production USA - offshore Gulf of Mexico2)	VIU	2,808	305	1,079	292
North America - offshore other areas3)	VIU	53	146	0	0
Europe and Asia	VIU	3,687	1,280	645	(18)
Marketing, Midstream & Processing	VIU	1,297	824	65	178
	FVLCOD	668	228	0	0
Right of use assets/Other	VIU	265	36	0	26

Total		21,619	6,351	13,704	3,838

1) Formerly named as North America - unconventional
2) Formerly named as North America - conventional offshore US Gulf of Mexico
3) Formerly named as North America - conventional other areas

Exploration & Production Norway

In 2020 the impairments were USD 1,219 million, mainly because of reduction in future price estimates. Negative reserve revisions and increased cost estimates added to the impairment losses.

In 2019 impairment losses of USD 1,119 million were recognised. The impairments were triggered by cost increases and decreased price assumptions. The impairment amount was impacted by how tax uplift is to be included in the pre-tax net present value estimate.

Exploration & Production USA - onshore

In 2020 the net impairment was USD 2,313 million of which USD 680 million was classified as exploration expenses. The impairment losses of USD 2,547 million of which USD 743 million classified as exploration expenses, were caused by decreased price assumptions and a change to fair value less cost of disposal valuation in relation to held for sale classification. The impairment reversals of USD 234 million were caused by improved production profile.

In 2019 impairment losses of USD 2,241 million of which USD 608 million was classified as exploration expenses were recognised mainly caused by reduced long-term price assumptions and reduced fair value of one asset.

Exploration & Production USA - offshore Gulf of Mexico

In 2020 the impairments were USD 305 million caused by decreased price assumptions.

In 2019 net impairment loss of USD 292 million was recognised due to reduced reserve estimates.

Total impairments in Exploration & Production USA in the period 2007 till 2020 is USD 16.5 billion including impairment of goodwill of USD 1.2 billion and exploration assets USD 1.3 billion.

Exploration & Production International – North America offshore other areas

In 2020 the impairment was USD 146 million due to operational issues.

Exploration & Production International – Europe and Asia

In 2020 the impairments were USD 1,280 million due to decreased price assumptions and negative reserve revisions.

Marketing, Midstream & Processing

In 2020 the impairment losses were USD 1,052 million mainly due to reduced refinery margin estimates and increased cost estimates. Reduced volume-estimates from processing added to the impairment loss.

In 2019 impairment loss of USD 178 million was recognised related to the South Riding Point oil terminal as a result of the damages caused by the hurricane Dorian on Bahamas.

Accounting assumptions

Management’s future commodity price assumptions and foreign currency assumptions are used for value-in-use impairment testing. The same assumptions are also used for evaluating investment opportunities, together with other relevant criteria, including among others robustness targets (value creation in lower commodity price scenarios). While there are inherent uncertainties in the assumptions, the commodity price assumptions as well as foreign currency assumptions reflect management’s best estimate of the price and foreign currency development over the life of the Group’s assets based on its view of relevant current circumstances and the likely future development of such circumstances, including energy demand development, energy and climate change policies as well as the speed of the energy transition, population and economic growth, geopolitical risks, technology and cost development, and other factors. Management’s best estimate also takes into consideration a range of external forecasts.

Following the ongoing Covid-19 pandemic, Equinor has performed a thorough and broad analysis and gained more insight into the expected development in drivers for the different commodity markets and exchange rates in which Equinor operates. Significant uncertainty continues to exist regarding future commodity price development due to the potential long-term impact on demand resulting from the ongoing Covid-19 pandemic and the measures taken to contain it, energy investments in the transition to a lower carbon economy and future supply actions by OPEC+ and other factors. The management’s analysis of the expected development in drivers for the different commodity markets and exchange rates resulted in changes in the long-term price assumptions as from the third quarter of 2020. The following price assumptions have been the basis for the impairment calculations.

All commodity prices are on a real 2020 basis, and comparables as per year-end 2019 and until the third quarter of 2020 are given in brackets.

In 2025, the oil price assumption is 65 USD/bbl (78 USD/bbl), with a further increase towards 2030. Beyond 2030, we expect a gradual decline with an estimate of 64 USD/bbl in 2040 (82 USD/bbl), which approximates the average price level for the period 2021-2050. In 2050, the oil prices are expected to be below 60 USD/bbl.

For natural gas in the UK (NBP), some volatility is expected, where the trend is a gradual increase in prices from today’s current prices up to 6.5 USD/mmBtu in 2030 (7.7 USD/mmBtu). From 2030, we expect prices at levels sufficient to incentivise the next LNG investment cycle and a flatter price-curve, with the price gradually increasing to 7.8 USD/mmBtu close to 2040 (7.7 USD/mmBtu). Beyond 2040, a declining price trend is foreseen as the energy transition is expected to impact the demand side. For 2050, the price has been set at the pre-2035 level. Henry Hub is expected to be 3.3 USD/mmBtu in 2030 (3.7 USD/mmBtu) and gradually increasing to 3.7 USD/mmBtu in 2040 (3.7 USD/mmBtu) before gradually declining through the 2040s.

Equinor has performed analysis of the foreign currency exchange rates between NOK and other currencies, which suggests that a return to a previously assumed long-term equilibrium is less likely. This conclusion is supported by the historical 5-year average and spot prices in the currency market, as well as an expected lower oil price and increased market uncertainty. Equinor has therefore implemented new long-term exchange rates from 2023 onwards. The NOK/USD rate has been revised to 8.5 (previously 7.0), while the NOK/EUR rate has been revised to 10.0 (from previously 9.0).

During the first nine months of 2020 there was a significant drop in the risk-free interest rates. The stock market recovery after the initial Covid-19 impact in March indicated a lower market risk premium. The low interest rates combined with lack of good alternative investment opportunities, channelled more funds towards the equity market resulting in investors accepting lower return on investments, resulting in a downward shift in the estimated equity risk premium. Taking this into account, Equinor adjusted the Weighted Average Cost of Capital (WACC) for accounting purposes, real post-tax, down from 6% to 5%.

Sensitivities

Commodity prices have historically been volatile. Significant downward adjustments of Equinor’s commodity price assumptions would result in impairment losses on certain producing and development assets in Equinor’s portfolio including intangible assets that are subject to impairment assessment under IAS36, while an opposite adjustment could lead to impairment-reversals. If a decline in commodity price forecasts over the lifetime of the assets were 30%, considered to represent a reasonably possible change, the impairment amount to be recognised could illustratively be in the region of USD 11 billion before tax effects.

A future change in the trajectory of how the world acts with regards to implementing actions in accordance with the goals in the Paris agreement could, depending on the detailed characteristics of such a trajectory, have a negative impact on the valuation of Equinor’s oil and gas assets. A calculation of a possible effect of using the prices in a sustainable development scenario as estimated by the International Energy Agency (IEA) could result in an impairment of around USD 6 billion before tax.

These illustrative impairment sensitivities, both based on a simplified method, assumes no changes to input factors other than prices; however, a price reduction of 30% or those representing the Sustainable Development Scenario is likely to result in changes in business plans as well as other factors used when estimating an asset’s recoverable amount. These associated changes reduce the stand-alone impact on commodity price sensitivity. Changes in such input factors would likely include a reduction in the cost level in the oil and gas industry as well as offsetting foreign currency effects, both of which have historically occurred following significant changes in commodity prices. The illustrative sensitivities are therefore not considered to represent a best estimate of an expected impairment impact, nor an estimated impact on revenues or operating income in such a scenario. In comparison, following the amended assumptions described above in the accounting assumptions section and the decline in commodity prices, the impairment impact recognised is considerably lower. A significant and prolonged reduction in oil and gas prices would also result in mitigating actions by Equinor and its licence partners, as a reduction of oil and gas prices would impact drilling plans and production profiles for new and existing assets. Quantifying such impacts is considered impracticable, as it requires detailed technical, geological and economical evaluations based on hypothetical scenarios and not based on existing business or development plans.